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                                                                  Exhibit 1.18


                     AMENDMENT NO. 14 TO
          AMENDED AND RESTATED DECLARATION OF TRUST
              OF NICHOLAS-APPLEGATE MUTUAL FUNDS



         THIS AMENDMENT NO. 14 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 16th day of May, 1997 by the undersigned, constituting a majority of the Trustees of the Trust.

         WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

          WHEREAS, the undersigned wish to designate as additional series of Interests of the Trust the Nicholas-Applegate Large Cap Growth Portfolios A, B and C and the Nicholas-Applegate Large Cap Growth Qualified Portfolio;

          NOW THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust
 to read in full as follows:

          "Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate fifty-nine series, as follows:

    Nicholas-Applegate Core Growth Portfolio A
    Nicholas-Applegate Core Growth Portfolio B
    Nicholas-Applegate Core Growth Portfolio C
    Nicholas-Applegate Core Growth Institutional Portfolio Nicholas-Applegate Core Growth Qualified Portfolio Nicholas-Applegate Government Income Portfolio A Nicholas-Applegate Government Income Portfolio B Nicholas-Applegate Government Income Portfolio C Nicholas-Applegate Government Income Institutional
         Portfolio
    Nicholas-Applegate Government Income Qualified Portfolio Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate Income & Growth Portfolio B Nicholas-Applegate Income & Growth Portfolio C Nicholas-Applegate Income & Growth Institutional
         Portfolio
    Nicholas-Applegate Income & Growth Qualified Portfolio Nicholas-Applegate Balanced Growth Portfolio A Nicholas-Applegate Balanced Growth Portfolio B Nicholas-Applegate Balanced Growth Portfolio C Nicholas-Applegate Balanced Growth Institutional
         Portfolio
    Nicholas-Applegate Balanced Growth Qualified Portfolio Nicholas-Applegate Worldwide Growth Portfolio A Nicholas-Applegate Worldwide Growth Portfolio B Nicholas-Applegate Worldwide Growth Portfolio C Nicholas-Applegate Worldwide Growth Institutional
         Portfolio
    Nicholas-Applegate Worldwide Growth Qualified Portfolio Nicholas-Applegate Emerging Growth Portfolio A

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    Nicholas-Applegate Emerging Growth Portfolio B
    Nicholas-Applegate Emerging Growth Portfolio C
    Nicholas-Applegate Emerging Growth Institutional
         Portfolio
    Nicholas-Applegate Emerging Growth Qualified Portfolio
    Nicholas-Applegate International Small Cap Growth
         Portfolio A
    Nicholas-Applegate International Small Cap Growth
         Portfolio B
    Nicholas-Applegate International Small Cap Growth
         Portfolio C
    Nicholas-Applegate International Small Cap Growth
         Institutional Portfolio
    Nicholas-Applegate International Small Cap Growth
         Qualified Portfolio
    Nicholas-Applegate Money Market Portfolio
    Nicholas-Applegate Money Market Institutional Portfolio
    Nicholas-Applegate Emerging Countries Portfolio A
    Nicholas-Applegate Emerging Countries Portfolio B
    Nicholas-Applegate Emerging Countries Portfolio C
    Nicholas-Applegate Emerging Countries Institutional
         Portfolio
    Nicholas-Applegate Emerging Countries Qualified Portfolio
    Nicholas-Applegate Global Growth & Income Portfolio A
    Nicholas-Applegate Global Growth & Income Portfolio B
    Nicholas-Applegate Global Growth & Income Portfolio C
    Nicholas-Applegate Global Growth & Income Institutional
         Portfolio
    Nicholas-Applegate Global Growth & Income Qualified
         Portfolio
    Nicholas-Applegate Short-Intermediate Institutional Fixed ................
    Income Portfolio
    Nicholas-Applegate Fully Discretionary Institutional
         Fixed Income Portfolio
    Nicholas-Applegate Mini-Cap Growth Institutional
         Portfolio
    Nicholas-Applegate Value Institutional Portfolio
    Nicholas-Applegate High Yield Bond Institutional
         Portfolio
    Nicholas-Applegate Strategic Income Institutional
         Portfolio
    Nicholas-Applegate Large Cap Growth Portfolio A
    Nicholas-Applegate Large Cap Growth Portfolio B
    Nicholas-Applegate Large Cap Growth Portfolio C
    Nicholas-Applegate Large Cap Growth Institutional
         Portfolio
    Nicholas-Applegate Large Cap Growth Qualified Portfolio
    Nicholas-Applegate International Core Growth Portfolio A
    Nicholas-Applegate International Core Growth Portfolio B
    Nicholas-Applegate International Core Growth Portfolio C
    Nicholas-Applegate International Core Growth
         Institutional Portfolio
    Nicholas-Applegate International Core Growth Qualified
         Portfolio

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



  -----------------------    .....-------------------------
  Arthur B. Laffer           .................................Fred C. Applegate


  --------------------------
  Charles E. Young

                             -2-